SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2004

Bestway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-8568	81-0332743
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation or
organization)

7800 Stemmons Freeway, Suite 320

Dallas, Texas 75247

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(214) 630-6655

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 20, 2004, Bestway, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company received a letter from NASDAQ on December 17, 2004 advising the Company that the stock will be delisted effective at the opening of the market on Tuesday, December 21, 2004 because of the Company’s failure to certify its compliance with the new audit committee composition, audit and nominating committee charters, executive sessions and code of conduct requirements, as set forth in NASDAQ Marketplace Rules 4350(d)(2)(A), 4350(d)(1), 4350(c)(4)(B), 4350(c)(2) and 4350(n), respectively.

NASDAQ has also advised the Company that its securities may be immediately eligible for quotation on the OTC Bulletin Board, effective with opening of business on December 21, 2004, provided a market maker enters a quote on the first day of eligibility. The OTC Bulletin Board symbol assigned to the Company is BSTW. In addition, the Company’s common stock may become quoted in the Pink Sheets upon application by a market maker.

A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by this reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following Exhibit is filed herewith:

99.1    Press Release.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BESTWAY, INC.

By:	/s/ BETH DURRETT
Beth Durrett, Chief Financial Officer

Date: December 20, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release.

* Filed herewith.